Exhibit 10.3

Exhibit 1

Legal Description of Property

Parcel I

All that (those) certain lot(s), tract(s) or parcel(s) of land, with the buildings and improvements thereon erected, situate, lying and being in Elizabeth City, County of Union and State of New Jersey and is bounded and described as follows:

BEING known and designated as Unit No. 3 situated in Jersey Walk Condominium Association, Inc., a condominium together with 35 percent undivided interest in the Common Elements of said Condominium in accordance with and subject to the terms, limitations, conditions, covenants, restrictions, easements, agreements and other provisions set forth in the Master Deed dated September 19, 2017 and recorded September 26, 2017 in the Office of the Clerk of Union County in Deed Book 6217, Page 281 as amended in Deed Book 6237, Page 745, as the same may now or hereafter be lawfully amended .

BEING known as 901-907 East Jersey Street, Unit No. 3, Qualifier C003, Elizabeth, New Jersey 07201 also known as 901-931 East Jersey Street, Elizabeth, New Jersey 07201, Unit No. 3, Qualifier C003, Tax Lot 312, Tax Block 312, Tax Map of the City of Elizabeth City, County of Union, State of new Jersey.

Parcel II

All that (those) certain lot(s), tract(s) or parcel(s) of land, with the buildings and improvements thereon erected, situate, lying and being in Elizabeth City, County of Union and State of New Jersey and is bounded and described as follows:

BEING known and designated as Unit No. 1, 2, 4 situated in Jersey Walk Condominium Association, Inc., a condominium together with 40 (as to unit 1), 20 (as to unit2), 5 (as to unit 4) percent undivided interest in the Common Elements of said Condominium in accordance with and subject to the terms, limitations, conditions, covenants, restrictions, easements, agreements and other provisions set forth in the Master Deed dated September 19, 2017 and recorded September 26, 2017 in the Office of the Clerk of Union County in Deed Book 6217, Page 281 as amended in Deed Book 6237, Page 745, as the same may now of hereafter be lawfully amended.

BEING known as 901-931 East Jersey Street, Elizabeth, New Jersey 01201, Unit Nos. 1, 2 and 4, Qualifier C001, C002, and C004, Tax Lot 312, Tax Block 312, Tax Map of the City of Elizabeth City, County of Union, State of New Jersey.